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                                   January 16, 1996




Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C.  20549

Re:  Presidential Life Corporation (the "Company")

Ladies and Gentlemen:

     Enclosed please find for filing under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, a copy of the Current Report of the Company on Form 8-K. Concurrently herewith, copies of such report are being sent to the National Association of Securities Dealers, Inc.


                                   Very truly yours,

                                   Herbert Kurz
                                   Principal Executive Officer and Director

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                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                     FORM 8-K

                                  CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report:     (Date of earliest event reported): January 16, 1996


                          Presidential Life Corporation
              (Exact name of registrant as specified in its charter)


     Delaware                   0-5486            13-2652144
(State or other jurisdiction  (Commission         (I.R.S. Employer
of incorporation)             File Number)        Identification No.)


     69 Lydecker Street, Nyack, New York                     10960
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:    (914) 358-2300



                         (Former name or former address,
                           if change since last report)




Item 5.   Other Events.

     On January 10, 1996, Presidential Life Insurance Company, a wholly-owned subsidiary of Presidential Life Corporation (the "Registrant"), was informed by Pennsylvania Insurance Commissioner Linda S. Kaiser, that in response to the significant improvement in the invested assets of Fidelity Mutual Life Insurance Company (FML) of Radnor, Pennsylvania, she has reopened the process to select an equity investor for the recapitalization and rehabilitation of FML.

     Presidential disagrees with the Commissioner's decision to reopen the process and has reserved all of its rights, including those under the Stock Purchase Agreement signed in January 1995 with the Pennsylvania Insurance Department.

     A copy of the press release made by the Commonwealth of Pennsylvania Insurance Department making the announcement is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Business Acquired
               None.

          (b)  Pro Forma Financial Information
               None.

          (c)  Exhibits
               99.1 Press Release




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: January 16, 1996            PRESIDENTIAL LIFE CORPORATION


                                   By:    Herbert Kurz
                                   Name:  Herbert Kurz
                                   Title:    Principal Executive Officer
                                             and Director



                                INDEX OF EXHIBITS



Exhibit
Number                   Description of Documents           Page

99.1                     Press Release                       5







N E W S   R E L E A S E       COMMONWEALTH OF PENNSYLVANIA
                              Insurance Department
                              Commonwealth News Bureau
                              Room 308, Capitol
                              Harrisburg, PA 17120

FOR IMMEDIATE RELEASE         CONTACT:  Crystal L. Hull
                                        (717) 787-3289

               PENNSYLVANIA INSURANCE DEPARTMENT REOPENS PROCESS
           FOR INVESTMENT IN FIDELITY MUTUAL LIFE INSURANCE COMPANY


     HARRISBURG (Jan. 10) -- In response to the significant improvement in the invested assets of The Fidelity Mutual Life Insurance Company (FML) of Radnor, Pennsylvania Insurance Commissioner Linda S. Kaiser, today announced that she has reopened the process for selecting an equity investor to provide the recapitalization proposed in the amended plan of rehabilitation for FML. Only Presidential Life Insurance Company of Nyack, New York, the equity investor originally selected; DELPHI Financial Group, Inc., of Wilmington, Delaware; and Kelso and Company, Inc. of New York, New York, will be invited to participate in the Insurance Department's new search for an equity investor. All three companies were finalists in the original search for an equity investor.

     The Insurance Department outlined an aggressive schedule over the course of the next six to eight months in its effort to rehabilitate FML. The first step will be the issuance of specifications to Presidential, DELPHI and Kelso with selection of the equity investor anticipated in early Spring.

     "We will expedite the selection process in hopes of submitting a second amended plan of rehabilitation to Commonwealth Court by late Spring," said Kaiser. "The plan will preserve and maximize the value of each insurance policy and protect the financial investments of the policyholders."

     According to Presidential's Chairman of the Board, Herbert Kurz, Presidential disagrees with the Insurance Commissioner's decision and has reserved its rights under the Stock Purchase Agreement signed in January 1995.

     FML has been under the control of the Pennsylvania Insurance Department since November 6, 1992 when Commonwealth Court granted a request by the Insurance Department and Fidelity Mutual to place the financially-troubled company into rehabilitation.